EXECUTION VERSION

SECOND AMENDMENT dated as of April 28, 2020 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 6, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended, supplemented or otherwise modified by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders party hereto, constituting a Majority in Interest of the Tranche A Term Lenders and a Majority in Interest of the Revolving Lenders, are willing to consent to such amendments to the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Second Amendment Effective Date” means April 28, 2020, which was the Amendment Effective Date under (and as defined in) the Second Amendment relating to this Agreement, among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto.

“Senior Secured Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Senior Secured Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $500,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

2

“Total Senior Secured Indebtedness” means, as of any date, the aggregate principal amount of Total Indebtedness that is secured by a Lien on any property or asset of the Parent or any Restricted Subsidiary.

(b) The definition of “Adjusted LIBO Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:

“Notwithstanding the foregoing, in no event shall the Adjusted LIBO Rate at any time be less than 0.75% per annum.”

(c) The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) replacing the words “after the First Amendment Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 2” with the words “after the Second Amendment Effective Date, the Applicable Rate shall be the applicable rate per annum set forth below in Category 1” in each of paragraphs (b) and (c) therein, (ii) amending and restating the table set forth in clause (b) therein in its entirety to read as follows:

Category	Total Net Leverage Ratio	ABR Spread	Eurodollar Spread

Category 1	> 4.50 to 1.00	1.50%	2.50%
Category 2	≤ 4.50 to 1.00 but > 3.00 to 1.00	1.00%	2.00%
Category 3	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%
Category 4	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%
Category 5	≤ 1.25 to 1.00	0.25%	1.25%

3

and (iii) amending and restating the table set forth in clause (c) therein in its entirety to read as follows:

Category	Total Net Leverage Ratio	ABR Spread	Eurodollar Spread	Commitment Fee Rate

Category 1	> 4.50 to 1.00	1.50%	2.50%	0.375%
Category 2	≤ 4.50 to 1.00 but > 3.00 to 1.00	1.00%	2.00%	0.35%
Category 3	≤ 3.00 to 1.00 but > 2.00 to 1.00	0.75%	1.75%	0.30%
Category 4	≤ 2.00 to 1.00 but > 1.25 to 1.00	0.50%	1.50%	0.25%
Category 5	≤ 1.25 to 1.00	0.25%	1.25%	0.20%

(d) The definition of “Total Net Leverage Ratio” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Net Leverage Ratio” means, on any date, the ratio of (a) an amount equal to (i) the Total Indebtedness as of such date, minus (ii) the lesser as of such date of (A) $500,000,000 and (B) the aggregate amount of Unrestricted Cash to (b) Consolidated EBITDA of the Parent for the period of four consecutive fiscal quarters of the Parent ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Parent most recently ended prior to such date).

(e) Section 6.10 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Net Leverage Ratios.

(a) Senior Secured Net Leverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Senior Secured Net Leverage Ratio as of the end of any fiscal quarter set forth below to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter(s)	Senior Secured Net Leverage Ratio
April 1, 2020, through September 30, 2020	4.00 to 1.00
October 1, 2020, through March 31, 2021	4.25 to 1.00
April 1, 2021, through June 30, 2021	3.50 to 1.00
July 1, 2021, through September 30, 2021	3.00 to 1.00
October 1, 2021, through December 31, 2021	2.50 to 1.00
January 1, 2022, through March 31, 2022	2.25 to 1.00

4

(b) Total Net Leverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Total Net Leverage Ratio as of the end of any fiscal quarter set forth below to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal Quarter(s)	Total Net Leverage Ratio
April 1, 2022, through December 31, 2022	4.25 to 1.00
January 1, 2023, through June 30, 2023	4.00 to 1.00
July 1, 2023, through December 31, 2023	3.75 to 1.00
January 1, 2024, and thereafter	3.50 to 1.00

(f) Section 6.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

Cash Interest Expense Coverage Ratio. For the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf), the Parent will not permit the Cash Interest Expense Coverage Ratio for any period of four consecutive fiscal quarters ending during the dates set forth below to be less than the ratio set forth below with respect to such period:

Period End Date	Cash Interest Expense Coverage Ratio
April 1, 2020, through September 30, 2020	2.00 to 1.00
October 1, 2020, through March 31, 2021	1.50 to 1.00
April 1, 2021, through June 30, 2021	2.00 to 1.00
July 1, 2021, through September 30, 2021	2.25 to 1.00
October 1, 2021, through December 31, 2021	2.50 to 1.00
January 1, 2022, through March 31, 2022	2.75 to 1.00
April 1, 2022, and thereafter	3.00 to 1.00

5

SECTION 3. Covenants. Each of the Borrower and the Parent covenants and agrees for the benefit of the Revolving Lenders, the Issuing Banks and the Tranche A Term Lenders only (and the Administrative Agent on their behalf) that, during the period commencing April 1, 2020 to and including March 31, 2022 (the “Amendment Period”):

(a) the Borrower shall not incur any Incremental Extensions of Credit or any Alternative Incremental Facility Debt that is secured by the Collateral on a pari passu basis with the Loan Document Obligations;

(b) the Parent shall not designate any Restricted Subsidiary as an Unrestricted Subsidiary, unless (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would immediately result from such designation (including as a result of the covenants contained in this Section 3) and (ii) immediately after giving effect to such designation, the Total Net Leverage Ratio, calculated on a Pro Forma Basis, shall not exceed 4.25 to 1.00;

(c) neither the Parent nor the Borrower shall, or shall permit any other Restricted Subsidiary to, assume or permit to exist Indebtedness otherwise permitted by Section 6.01(a)(vi)(A) of the Existing Credit Agreement, unless (x) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary (or such merger or consolidation) or such assets being acquired and (y) immediately after giving effect to the assumption of such Indebtedness, the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of the Parent, does not exceed 4.25 to 1.00;

(d) neither the Parent nor the Borrower shall permit to exist Indebtedness of Foreign Subsidiaries otherwise permitted by Section 6.01(a)(vii) of the Existing Credit Agreement in an aggregate principal amount (other than Indebtedness owing by a Foreign Subsidiary to another Foreign Subsidiary) exceeding $350,000,000;

(e) neither the Parent nor the Borrower shall, or shall permit any other Restricted Subsidiary to, create, incur, assume or permit to exist Indebtedness otherwise permitted by Section 6.01(a)(xvi) of the Existing Credit Agreement exceeding the greater of (x) $150,000,000 and (y) 2% of Total Assets as of the last day of the most recently ended fiscal quarter of the Parent prior to the date of incurrence;

6

(f) neither the Parent nor the Borrower shall permit to exist any Ratio Debt incurred by any Restricted Subsidiary that is not a Loan Party;

(g) neither the Parent nor the Borrower shall, or shall permit any other Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, which Lien is otherwise permitted by Section 6.02(f) of the Existing Credit Agreement, except any (i) Lien on any property or asset of any Foreign Subsidiary in an aggregate amount at any time outstanding not exceeding $350,000,000 and (ii) other Lien on any property or asset of any Foreign Subsidiary; provided that (A) in respect of this sub-clause (ii), such Lien secures Indebtedness or other obligations of such Foreign Subsidiary that is not Guaranteed by any Loan Party and (B) with respect to Indebtedness such Indebtedness is permitted by Section 6.01 of the Existing Credit Agreement and clauses (c), (d), (e) and (f) of this Section 3;

(h) neither the Parent nor the Borrower shall, or shall permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to make any Restricted Payment, that is otherwise permitted by Sections 6.07(a)(vii), (a)(viii) and (a)(ix)(A) (solely with respect to unused amounts carried over to the succeeding fiscal year) of the Existing Credit Agreement or (ii) agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any Junior Debt, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any Junior Debt, that is otherwise permitted by Sections 6.07(b)(iii) through (b)(v) of the Existing Credit Agreement; and

(i) neither the Parent nor the Borrower shall, or shall permit any Restricted Subsidiary to, make or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of any of the Borrower’s senior unsecured notes other than the Existing Senior Notes described in clause (c) of the definition thereof set forth in the Existing Credit Agreement (the “Senior Unsecured Notes”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the repayment, repurchase, redemption, retirement, acquisition, cancellation or termination of any of the Senior Unsecured Notes, except (i) any refinancing of Senior Unsecured Notes with Permitted Refinancing Indebtedness and (ii) regularly scheduled payments of principal or interest in respect thereof.

7

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment and the transactions contemplated hereby are within the corporate powers of each of the Borrower and the Parent and have been duly authorized by all necessary corporate and, if required, stockholder action.

(b) This Amendment has been duly executed and delivered by each of the Borrower and the Parent and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (i) the Borrower, (ii) the Parent and (iii) Lenders constituting a Majority in Interest of the Tranche A Term Lenders and a Majority in Interest of the Revolving Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment;

(b) each of the representations and warranties set forth in Section 4 hereof shall be true and correct as of the Amendment Effective Date;

(c) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date, except to the extent any such representation and warranty expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date;

(d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

8

(e) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower confirming compliance with the conditions set forth in paragraphs (b), (c) and (d) of this Section 5; and

(f) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those fees and expenses set forth in Section 10 hereof, to the extent such fees and expenses are invoiced at least one Business Day prior to the proposed Amendment Effective Date.

SECTION 6. Reaffirmation. Each of the Borrower, Parent and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties contained in the Guarantee Agreement and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Secured Obligations.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, for the avoidance of doubt, any breach of this Amendment by the Borrower or the Parent shall constitute an Event of Default.

SECTION 8. Applicable Law; Waiver of Jury Trial.

(a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts; Amendment; Effectiveness.

(a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders party hereto.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include any electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”), and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, electronic images of this Amendment (including with respect to any signature pages hereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages hereto.

SECTION 10. Fees and Expenses.

(a) The Borrower hereby agrees to pay to the Administrative Agent on the Amendment Effective Date, for the account of each Tranche A Term Lender and Revolving Lender that shall have executed and irrevocably delivered to the Administrative Agent an executed signature page to this Amendment, an amendment fee equal to 0.25% of the sum of such Lender’s outstanding Tranche A Term Loans and outstanding Revolving Commitment (whether used or unused).

10

(b) The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC. AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By
/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Vice President & Treasurer

Solely with respect to the provisions of Section 6 hereof:

AAM International Holdings, Inc.
Auburn Hills Manufacturing, Inc.
Oxford Forge, Inc.
Colfor Manufacturing, Inc.
AccuGear, Inc.
MSP Industries Corporation
Metaldyne Performance Group Inc.
MPG Holdco I Inc.
Metaldyne BSM, LLC
Metaldyne M&A Bluffton, LLC
Metaldyne Powertrain Components, Inc.
Metaldyne Sintered Ridgway, LLC
Metaldyne SinterForged Products, LLC
Punchcraft Machining and Tooling, LLC
HHI FormTech, LLC
Jernberg Industries, LLC
Impact Forge Group, LLC
ASP HHI Holdings, Inc.
ASP HHI Acquisition Co., Inc.
ASP MD Holdings, Inc.
MD Investors Corporation
Metaldyne, LLC
Gear Design and Manufacturing, LLC
AAM Powder Metal Components, Inc.
ASP Grede Intermediate Holdings LLC
HHI Holdings, LLC
Rochester Manufacturing, LLC
AAM Casting Corp.

By

/s/ Shannon J. Curry Name: Shannon J. Curry
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By
/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Executive Director

LENDERS

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AGREEMENT DATED AS OF APRIL 6, 2017, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BANK OF AMERICA, N.A.

By
/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

Name of Institution:

BARCLAYS BANK PLC

By
/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Name of Institution:

ROYAL BANK OF CANADA

By
/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

Name of Institution:

CITIBANK, N.A.

By
/s/ Matthew S. Burke
Name: Matthew S. Burke
Title: Vice President & Managing Director

Name of Institution:

BMO HARRIS BANK N.A.

By
/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By
/s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION

By
/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

Name of Institution:

CITIZENS BANK, N.A.

By
/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

Name of Institution:

MIZUHO BANK, LTD.

By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Name of Institution:

THE HUNTINGTON NATIONAL BANK

By
/s/ Steve J. McCormack
Name: Steve J. McCormack
Title: Senior Vice President

Name of Institution:

KEYBANK NATIONAL ASSOCIATION

By
/s/ Eric W. Domin
Name: Eric W. Domin
Title: Vice President

Name of Institution:

HSBC BANK USA, NATIONAL ASSOCIATION

By
/s/ Kyle Patterson
Name: Kyle Patterson
Title: Senior Vice President